UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to §240.14a-12

LocatePLUS Holdings Corporation

ACE Investment Group
Jeffrey Jennings
Mark Stribling
Brian Smith
Jeffrey Williams
Gemstone Investment Company, Inc.
Christian T. Williamson
Carl L. Green
Richard L. Pyle
John Houlihan
Failte Investments
Michael Fahey
James M. Murphy IRA FCC Cust.
David and Marla Russo
Jeff Axelrod Trust
Sara Russo Liv TR FBO Steven Russo
R. A. Morton Trust
Jeffrey Kolodny
Michael Kolodny
Clarence Mullen
David M. Glaude
David M. Glaude IRA FCC Cust.
DK Power
Kevin and America Glaude
Tod and Peggie Parrott
Bonfire Foundation
Steven Russo
Steven Russo IRA FCC Cust.
Dennis Devlin
PSA Dennis' Mobile Home Services
Samuel L. Wood
Roger Jennings

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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On August 11, 2008, ACE Inc. issued the following press release:

ACE INVESTMENT GROUP SENDS LETTER TO LOCATEPLUS PURSUANT TO SEC RULE 14a-7

Boston, August 11, 2008 --ACE Investment Group ("ACE") sent a letter to LocatePLUS Holdings Corporation (LPHC.PK) ("LocatePLUS" or the "Company") on August 10, 2008 requesting that the Company include the proxy solicitation of the ACE Group Entities in its mailing to the Company's shareholders for the upcoming 2008 Annual Meeting of Shareholders on September 15, 2008. The ACE Group Entities, who beneficially own 47% of the common stock of LocatePLUS, filed a Definitive Proxy Statement with the Securities and Exchange Commission on August 11, 2008.

On August 10, 2008, ACE Investment Group delivered the following letter to LocatePLUS:

August 10, 2008

VIA EMAIL, FACSIMILE (978) 524-8767 AND BY HAND

LocatePlus Holdings Corporation Attention: James Fields Chief Executive Officer 100 Cummings Center Suite 235M Beverly, MA 01905

Re: Stockholder List Use Request Pursuant to Rule 14a-7 under the Securities Exchange Act of 1934, as amended

Dear Mr. Fields:

      ACE, Inc., together with a number of security holders set forth on Exhibit A hereto of a LocatePLUS Holdings Corporation, a Delaware corporation (the "Company") (the security holders and ACE, Inc. together the "ACE Group Entities"), intends to conduct a proxy solicitation in connection with the 2008 annual meeting of the stockholders of the Company and any adjournments, postponements, rescheduling or continuation thereof or any other meeting of stockholders held in lieu thereof (the "2008 Annual Meeting"). Pursuant to Rule 14a-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), ACE Group Entities hereby requests that the Company provide to it the Company's stockholder list and security position listings for the purpose of disseminating solicitation materials to holders of the Company's common stock, $.01 stated value per share (the "Common Stock"). Unless specifically indicated otherwise, all references to "Rule" in this letter shall refer to the applicable "rule" promulgated under the Exchange Act.

      For the purpose of communicating the Company's election under Rule 14a-7(b)(2) to comply with either paragraph (a)(2)(i) or paragraph (a)(2)(ii) of Rule 14a-7, please contact Henry E. Knoblock, III, henryknoblock@hitechlawgroup.com 617-549-6060 , HITECHLAW GROUP, 1050 Winter Street, Waltham, MA 02451.

The Company is required by Rule 14a-7(a)(1) to deliver to the above referenced party within five business days after receipt of this letter:

(a) Notification of the Company's election under Rule 14a-7(b)(2) as to whether the Company has elected to mail the solicitation materials or furnish the ACE Group Entities with a stockholder list;

(b) A statement of the approximate number of record holders and beneficial holders of the Common Stock, separated by type of holder; and

(c)

The estimated cost of mailing a proxy statement, form of proxy or other communication to such holders, including to the extent known or reasonably available, the estimated costs of any bank, broker and similar person through whom the registrant has solicited or intends to solicit beneficial owners in connection with the 2008 Annual Meeting.

      If the Company elects to mail the solicitation materials pursuant to Rule 14a-7 (a)(2)(i), the Company is required to, among other things, send copies of any proxy statement, form of proxy, or other soliciting material, including a Notice of Internet Availability of Proxy Materials (as described in Rule 14a-16), furnished by ACE Group Entities to the record holders of the Common Stock, including banks, brokers, and similar entities. A sufficient number of copies must be sent to banks, brokers and similar entities for

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distribution to all beneficial owners of the Common Stock. The Company shall send the aforementioned solicitation materials with reasonable promptness after ACE Group Entities' tender of such materials to be sent. Mr. Knoblock will hand deliver the materials to the Company's office on Monday August 11, 2008.

      If the Company elects to provide ACE Group Entities with a stockholder list pursuant to Rule 14a-7 (a)(2)(ii), the Company is required to deliver the following information to ACE Group Entities within five business days of the date of this letter:

(a)	A reasonably current list of the names, addresses and security positions of the record holders of the Common Stock, including banks, brokers and similar entities;

(b)

The most recent list of names, addresses and security positions of beneficial owners as specified in Rule 14a--13(b), in the possession, or which subsequently comes into the possession, of the Company;

(c)

The names of stockholders at a shared address that have consented to delivery of a single copy of proxy materials to a shared address, if the Company has received written or implied consent in accordance with Rule 14a-3(e)(1); and

(d)

If the Company has relied on Rule 14a-16, the names of stockholders who have requested paper copies of the proxy materials for all meetings and the names of stockholders who, as of the date that the Company receives the request, have requested paper copies of the proxy materials only for the meeting to which the solicitation relates.

      This information should be in the format normally used by the Company for providing such information to its proxy solicitor, accompanied by a printout of the information and any instructions as are necessary to make use of such information. The Company shall furnish ACE Group Entities with updated record holder information on a daily basis or, if not available on a daily basis, at the shortest reasonable intervals; provided, however, the Company need not provide beneficial or record holder information more current than the record date for the 2008 Annual Meeting.

      Pursuant to Rule 14a-7(c)(1), ACE Group Entities beneficially owned and owns 8,083,285 shares of Common Stock, representing approximately 47% of the outstanding shares of Common Stock. ACE Group Entities is aware of and will comply with its obligations under Rules 14a-7(d) and 14a-(7)(e).

Thank you for your attention to this matter. If you have any questions, please contact Mr. Knoblock at 617-549-6060 or at henryknoblock@hitechlawgroup.com.

Sincerely,

ACE, INC.

By:	/s/ Thomas Murphy

Name: Thomas Murphy Title: President

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Exhibit A

Jeffrey Jennings
Mark Stribling
Brian Smith
Jeffrey Williams
Gemstone Investment Company, Inc.
Christian T. Williamson
Carl L. Green
Richard L. Pyle
John Houlihan
Failte Investments
Michael Fahey
James M. Murphy IRA FCC Cust.
David and Marla Russo
Jeff Axelrod Trust
Sara Russo Liv TR FBO Steven Russo
R. A. Morton Trust
Jeffrey Kolodny
Michael Kolodny
Clarence Mullen
David M. Glaude
David M. Glaude IRA FCC Cust.
DK Power
Kevin and America Glaude
Tod and Peggie Parrott
Bonfire Foundation
Steven Russo
Steven Russo IRA FCC Cust.
Dennis Devlin
PSA Dennis' Mobile Home Services
Samuel L. Wood
Roger Jennings

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DECLARATION

COMMONWEALTH OF MASSACHUSETTS )
) ss.:
)

MIDDLESEX COUNTY

Thomas Murphy, President of ACE, Inc. on behalf of ACE, Inc. and the shareholders set forth on Exhibit A (Together, the "ACE Group Entities"), being duly sworn, deposes, and says:

(i)	ACE Group Entities intends to solicit proxies with respect to the election of directors of LocatePLUS Holdings Corporation at the 2008 Annual Meeting (as defined in the foregoing letter);

(ii)

ACE Group Entities will not use the list information requested in the foregoing letter for any purpose other than to solicit stockholders with respect to the same meeting or action by consent or authorization for which the Company is soliciting or intends to solicit or to communicate with stockholders with respect to a solicitation commenced by the Company; and

(iii)	ACE Group Entities will not disclose such information to any person other than an employee or agent to the extent necessary to effectuate the communication or solicitation.

	By:	/s/ Thomas Murphy

Name: Thomas Murphy Title: President

Sworn to before me this 10th day of August, 2008.

/s/ Henry E. Knoblock, III

Notary Public My Commision Expires: March 20, 2009

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Exhibit A

Jeffrey Jennings
Mark Stribling
Brian Smith
Jeffrey Williams
Gemstone Investment Company, Inc.
Christian T. Williamson
Carl L. Green
Richard L. Pyle
John Houlihan
Failte Investments
Michael Fahey
James M. Murphy IRA FCC Cust.
David and Marla Russo
Jeff Axelrod Trust
Sara Russo Liv TR FBO Steven Russo
R. A. Morton Trust
Jeffrey Kolodny
Michael Kolodny
Clarence Mullen
David M. Glaude
David M. Glaude IRA FCC Cust.
DK Power
Kevin and America Glaude
Tod and Peggie Parrott
Bonfire Foundation
Steven Russo
Steven Russo IRA FCC Cust.
Dennis Devlin
PSA Dennis' Mobile Home Services
Samuel L. Wood
Roger Jennings

About the Five Nominees:

Christian Thoreau Williamson, Ph.D. - Dr. Williamson holds a bachelors in Engineering Mathematics along with his doctorate in Hydrology. His graduate work emphasized Systems Engineering and his professional career has involved both accomplishment in engineering innovation and accomplishment in management and leadership. His engineering accomplishments include the development of new technologies to increase production, development of computer-based management information systems to forecast and optimize production, and patent grants. His management and leadership experience arises out of the implementation of his technology-based initiatives and also extends to sales, marketing, strategic development, project management, spin-off's, mergers, acquisitions, integration, capital development and financing, compliance, business analysis, due diligence, valuation, contract management, R & D, and distribution. Dr. Williamson's industrial work has focused on copper mining, water treatment systems, and environmental consulting, compliance, and remediation. He has increased profitability in each endeavor through technological innovation and skilled management and leadership. Significant in his career has been his interface with government regulators in the environmental compliance areas and certain regulatory change accomplished as a result of his advocacy and leadership. His current work involves global responsibility with an emphasis in North America, Australasia, and Europe. He is a frequent speaker at water conferences throughout the world. Dr. Williamson owns 858,880 shares of Common Stock of the Company.

Richard L. Pyle, Ph.D. -Dr. Pyle holds a bachelors in physics, an MBA, and a doctorate in business. He is a former professor of management in the University of Massachusetts system. In addition to an academic and theoretical perspective on business management, he also brings years of management experience across a broad range of manufacturing industries. In particular, he brings the sales / manufacturing / distribution perspective and experience of being an owner/manager of a sales and marketing related business. He also provides consulting services to other businesses and is a commercial real estate investor and property manager. Dr. Pyle also enjoys philanthropic work and public service. The focus of his charitable work has been with children, youth, and in higher education. Dr. Pyle owns 57,182 shares of Common Stock of the Company.

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George J. Isaac, CPA - Mr. Isaac is a Massachusetts Certified Public Accountant and is affiliated with Massachusetts Board of Certified Public Accountants and the American Institute of Certified Public Accountants. He is well experienced in all areas of financial management having practiced as a CPA for 25 years within a financial career that reaches back nearly 40 years. His experience includes management, business consulting, budgeting, managerial accounting, risk management, internal controls, tax advice and preparation, financial planning and reporting, audit functions, banking functions, and all treasury functions including SEC compliance. Specifically, his current practice involves services as a consulting CFO. In the past he has served as CFO for a publicly traded company, a managing partner of a public accounting firm, has managed a commercial office building. As a board member of a community bank and a publicly traded company he has served as a member and is familiar with the functioning of board audit committees, executive committees, and compensation committees. His experience includes the negotiation of significant expansion and growth credit availability but also downsizing to maintain profitability where necessary. He is proficient in Russian and German.

Carl L. Green. - Mr. Green graduated from Delaware State University. He attended Hamline School of Law in St. Paul Minnesota. Mr. Green started as a licensed investigator and protective agent in the early 1990's in the state of Minnesota. Mr. Green has since extended his methods of purchasing judgments throughout the United States. He is the owner of Signature Capital, which specializes in the practice of purchasing judgments based on asset research, legal seizure, and sale of assets to satisfy outstanding judgments. Mr. Green beneficially owns 751,424 shares of Common Stock of the Company.

Patrick F. Murphy, J.D. - Mr. Murphy is the Chairman of the Pulsar Network, Inc. Board of Directors. A graduate of the Harvard Law School practicing in Massachusetts, he also provides consulting services to growing businesses. He is familiar with government relations, public relations, and has experience in developing resources and assets. Prior to his career in law he was a manager at a prominent social service agency and handled personnel and operation issues in a crisis-based environment.

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Additional Information

ACE Investment Group, Jeffrey Jennings, Mark Stribling, Brian Smith, Jeffrey Williams, Gemstone Investment Company, Inc., Christian T. Williamson, Carl L. Green, Richard L. Pyle, John Houlihan, Failte Investments, Michael Fahey, James M. Murphy IRA FCC Cust., David and Marla Russo, Jeff Axelrod Trust, Sara Russo Liv TR FBO Steven Russo, R. A. Morton Trust, Jeffrey Kolodny, Michael Kolodny, Clarence Mullen, David M. Glaude, David M. Glaude IRA FCC Cust., DK Power, Kevin and America Glaude, Tod and Peggie Parrott, Bonfire Foundation, Steven Russo, Steven Russo IRA FCC Cust., Dennis Devlin, PSA Dennis' Mobile Home Services, Samuel L. Wood, Roger Jennings (collectively, the "ACE Group Entities") filed a proxy statement with the Securities and Exchange Commission on August 11, 2008 containing information about the solicitation of proxies for the 2008 Annual Meeting of the shareholders of LocatePLUS, Inc.

Stockholders of LocatePLUS, Inc. are urged to read the proxy statement because it contains important information. Detailed information relating to the ACE Group Entities who may be deemed to be participants in the solicitation of proxies from LocatePLUS' stockholders, can be found in the proxy statement filed by the ACE Group Entities. The proxy statement and other relevant documents relating to the solicitation of proxies by the ACE Group Entities are available at no charge on the SEC's website at http://www.sec.gov. In addition, the ACE Group Entities will provide copies of the proxy statement and other relevant documents without charge upon request. Requests for copies should be directed to the ACE Group Entities' proxy solicitor,

Thomas E. Murphy ACE, Inc. 15275 Collier Blvd. Ste. #201/225 Naples, FL 34119 (866) 596-7905

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements contained in this press release that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. These statements are based on current expectations of ACE Group Entities. and its affiliates and currently available information. They are not guarantees of future performance, involve certain risks and uncertainties that are difficult to predict and are based upon assumptions as to future events that may not prove to be accurate. ACE does not assume any obligation to update any forward-looking statements contained in this press release.

Contacts	Media and Stockholders:

Thomas E. Murphy ACE, Inc. 15275 Collier Blvd. Ste. #201/225 Naples, FL 34119 (866) 596-7905

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